SECURITIES AND EXCHANGE COMMISSION

Washington, DC

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2006

RBS GLOBAL, INC.	REXNORD CORPORATION
(Exact name of Registrant as specified in its charter)	(Exact name of Registrant as specified in its charter)

Delaware	Delaware
(State of Incorporation)	(State of Incorporation)

333-102428	033-25967-01
(Commission File Numbers)

01-0752045	04-3722228
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

4701 Greenfield Avenue
Milwaukee, Wisconsin	53214
(Address of principal executive offices)	(Zip Code)

(414) 643-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On March 31, 2006, Rexnord Corporation (the “Company”), a wholly owned subsidiary of RBS Global, Inc., approved amendments to its Executive Bonus Plan.   The Amendments adjust the performance targets set forth in the Executive Bonus Plan and make certain other changes to the plan.  The performance targets were adjusted as a result of the Company’s acquisition of The Falk Corporation.  The other changes were made to conform the Executive Bonus Plan to the Company’s Management Incentive Compensation Plan, which is applicable to the Company’s other management personnel.  The Executive Bonus Plan is Exhibit A to the Employment Agreements of each of Mr. Robert A. Hitt, the Company’s President and Chief Executive Officer, Mr. Thomas J. Jansen, its Executive Vice President Finance and Chief Financial Officer, and Mr. Michael N. Andrzejewski, its Vice President Business Development and Secretary.

A copy of the Executive Bonus Plan, as amended, is attached hereto as Exhibit 10.1.

On the same date the Company and Messrs. Hitt, Jansen and Andrzejewski entered into Amendment No. 1 to each officer’s Employment Agreement to reflect that the Executive Bonus Plan, as amended, will be substituted as the current Exhibit A to the respective Employment Agreement in place of the prior Exhibit A.  The amendments effect no other changes to any of the respective officer’s Employment Agreement, except that the amendment to Mr. Hitt’s Employment Agreement provides that the amount of payment or reimbursement payable to Mr. Hitt for temporary housing and commuting costs under his Employment Agreement shall be grossed up to include all applicable taxes required to be paid by Mr. Hitt for such payments or reimbursements.

Each Amendment No. 1 is attached hereto as Exhibits 10.2 - 10.4

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Executive Bonus Plan, as amended March 31, 2006
10.2	Amendment No. 1 to Employment Agreement of Mr. Robert A. Hitt
10.3	Amendment No. 1 to Employment Agreement of Mr. Thomas J. Jansen
10.4	Amendment No. 1 to Employment Agreement of Mr. Michael N. Andrzejewski

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Co-registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 31st day of March, 2006.

REXNORD CORPORATION

By:	/s/ Thomas J. Jansen
Thomas J. Jansen
Vice President and Chief Financial Officer

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Co-registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 31st day of March, 2006.

RBS GLOBAL, INC.

By:	/s/ Thomas J. Jansen
Thomas J. Jansen
Vice President and Chief Financial Officer

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Date of Report:  March 31, 2006

Exhibit No.	Description

10.1	Form of Executive Bonus Plan, as amended March 31, 2006
10.2	Amendment No. 1 to Employment Agreement of Mr. Robert A. Hitt
10.3	Amendment No. 1 to Employment Agreement of Mr. Thomas J. Jansen
10.4	Amendment No. 1 to Employment Agreement of Mr. Michael N. Andrzejewski